Rule 497(e)
                                                           File No. 333-44839

                            Maxim Series Account
                         The AICPA Variable Annuity
                                     of
                Great-West Life & Annuity Insurance Company

                   Supplement effective July 26, 1999 to
                         the May 1, 1999 Prospectus


On Page 9 of the prospectus, please delete the disclosures regarding the Maxim Growth Index Portfolio and replace with the following:

o Maxim Growth Index Portfolio seeks to provide investment results, before fees, that track the total return of the common stocks that comprise the S&P/Barra Growth Index.1




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1  Standard  & Poor's  and  Barra  are not  sponsors  of,  or in any  other  way affiliated with, the Maxim Growth Index Portfolio or Maxim Series Fund.